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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): December 30, 1998


                            MUZAK LIMITED PARTNERSHIP
                            MUZAK CAPITAL CORPORATION
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           (Exact Name of Registrants as Specified in their Charters)


                                    DELAWARE
                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

       333-03741                                         13-3647593
      333-03741-01                                       91-1722302
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(Commission File Numbers)                  (I.R.S. Employer Identification Nos.)


      2901 THIRD AVENUE, SUITE 400
          SEATTLE, WASHINGTON                                       98121
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(Address of Principal Executive Offices)                          (Zip Code)


                                 (206) 633-3000
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              (Registrants' Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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NYFS08...:\63\64563\0011\1777\FRM1089T.58B

Item 2.     Acquisition or Disposition of Assets.

            On December 30, 1998, Muzak Limited Partnership ("Muzak") acquired certain of the assets and liabilities of Music Technologies, Inc. ("MTI"). MTI is a provider of background, foreground and other forms of subscription music to commercial and industrial subscribers, including the installation and maintenance of business music equipment at subscriber premises, and is a franchisee of Muzak. The aggregate consideration for the acquisition was $11,160,000, plus the amount of certain usable inventory (in the amount of $155,861) and certain transaction expenses (together, the "Purchase Price"). A portion of the Purchase Price in the amount of $2,550,000 is payable pursuant to the terms of a promissory note with a maturity date of April 30, 1999, subject to extension by Muzak in certain circumstances. In addition, a portion of the Purchase Price in the amount of $1,290,000 is payable 285 days after the Closing Date, and the payment of such amount is contingent upon the execution of certain customer contracts contemplated under the Asset Purchase Agreement between Muzak and MTI. The Purchase Price was paid through funds available under Muzak Limited Partnership's credit facility with Foothill Capital Corporation. A copy of the Asset Purchase Agreement (including all amendments thereto) and a copy of the Loan and Security Agreement with Foothill Capital Corporation are filed as exhibits hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)         Financial Statements of Business Acquired.

            In accordance with Item 7(a)(d) of Form 8-K, any financial statements of MTI required to be filed with the Commission will be filed as an amendment to this report under cover of Form 8-K/A on or before March 15, 1999.

(b)         Pro Forma Financial Information.

            In accordance with Item 7(b)(2) of Form 8-K, any pro forma financial information required to be filed with the Commission will be filed as an amendment to this report under cover of Form 8-K/A on or before March 15, 1999.

(c)   Exhibits

Exhibit No.       Exhibit
-----------       -------

 2.1              Asset Purchase Agreement by and between Muzak
                  Limited Partnership and Music Technologies, Inc. dated as of October 28, 1998 (the "Asset Purchase Agreement").

 2.2              Amendment to Asset Purchase Agreement dated as of
                  November 27, 1998.

 2.3              Second Amendment to Asset Purchase Agreement dated as of
                  December 23, 1998.

 2.4 Third Amendment to Asset Purchase Agreement dated as of December 30, 1998.

10.1 Loan and Security Agreement by and between Muzak Limited Partnership and Foothill Capital
                  Corporation dated as of December 30, 1998.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.



                                    MUZAK LIMITED PARTNERSHIP
                                    (Registrant)

                                    By: /s/ Brad D. Bodenman
                                        -------------------------------------
Date: January 13, 1999                  Brad D. Bodenman
                                        Chief Financial Officer
                                        (Principal Financial
                                        Officer and Chief
                                        Accounting Officer of Muzak
                                        Limited Partnership)


MUZAK CAPITAL CORPORATION
(Registrant)

                                    By: /s/ Brad D. Bodenman
                                        -------------------------------------
Date: January 13, 1999                  Brad D. Bodenman
                                        Chief Financial Officer
                                        (Principal Financial
                                        Officer and Chief
                                        Accounting Officer of Muzak
                                        Limited Partnership)

                                  EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------

 2.1              Asset Purchase Agreement by and between Muzak
                  Limited Partnership and Music Technologies, Inc. dated as of October 28, 1998 (the "Asset Purchase Agreement").

 2.2              Amendment to Asset Purchase Agreement dated as of
                  November 27, 1998.

 2.3              Second Amendment to Asset Purchase Agreement dated as of
                  December 23, 1998.

 2.4 Third Amendment to Asset Purchase Agreement dated as of December 30, 1998.

10.1 Loan and Security Agreement by and between Muzak Limited Partnership and Foothill Capital
                  Corporation dated as of December 30, 1998.